UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2021

RAFAEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-38411	82-2296593
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212 658-1450

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b)-2 of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $0.1 per share	RFL	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement.

On July 9, 2021, Rafael Holdings, Inc. (the “Registrant”), as guarantor, Rafael Holdings Realty, Inc., a wholly-owned subsidiary of the Registrant (“Realty”), as pledgor, and Broad-Atlantic Associates, LLC, a wholly-owned subsidiary of Realty (the “Borrower,” and together with the Registrant and Realty, the “Borrower Parties”), as borrower, entered into a loan agreement (the “Loan Agreement”) with 520 Broad Street LLC, a third-party lender (the “Lender”). The Loan Agreement provides for a loan in the amount of $15 million (the “Loan”) from Lender to Borrower secured by (i) a first mortgage on 520 Broad Street, Newark, New Jersey 07102; and (ii) a first priority security interest in the equity of the Borrower as set forth in the Pledge and Security Agreement between Realty and Lender.

From July 9 to July 31, 2021, the Loan bears interest at a rate per annum equal to seven and one-quarter percent (7.25%) and thereafter at an interest rate per annum equal to the 30-day LIBOR Rate, as published in The Wall Street Journal, plus 6.90% per annum, but in no event less than seven and one-quarter percent (7.25%) per annum. The Loan is due on August 1, 2022 (the “Initial Maturity Date”), subject to the Borrower’s option to extend the Initial Maturity Date until August 1, 2023 for a fee equal to three-quarters of one percent (0.75%) of the Loan.

The Loan Agreement contains representations, warranties, covenants and customary events of default.

Customary recourse carveouts are guaranteed by the Registrant as set forth in the Guaranty of Recourse Carveouts between the Registrant and Lender.

The foregoing description of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
10.1	Loan Agreement by and between the Registrant, Rafael Holdings Realty, Inc., Broad-Atlantic Associates, LLC and 520 Broad Street LLC, dated July 9, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAFAEL HOLDINGS, INC.

By:	/s/Ameet Mallik
	Name:	Ameet Mallik
	Title:	Chief Executive Officer

Dated: July 15, 2021

EXHIBIT INDEX

Exhibit Number	Document
10.1	Loan Agreement by and between the Registrant, Rafael Holdings Realty, Inc., Broad-Atlantic Associates, LLC and 520 Broad Street LLC, dated July 9, 2021.

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